EXHIBIT 23.1



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



    We consent to the reference to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our report dated January 24, 1996, in Amendment No. 2 to the Registration Statement (Form S-3 No. 333-07183) and related Prospectus of BioCryst Pharmaceuticals, Inc. for the registration of 2,300,000 shares of its common stock.



                                          /s/ERNST & YOUNG LLP



Birmingham, Alabama
September 20, 1996